UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 18, 2000
               (Date of report - date of earliest event reported)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                         (State of other jurisdiction of
                         incorporation or organization)

       000-22753                                                 52-2016614
       ---------                                                 ----------
(Commission File Number)                                     (I.R.S. Employer
                                                          Identification Number)

                            9300 East Central Avenue
                                    Suite 100
                              Wichita, Kansas 67206
               (Address of principal executive offices) (Zip code)

                                 (316) 634-0505
              (Registrant's telephone number, including area code)

                      TOTAL ENTERTAINMENT RESTAURANT CORP.

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Item 4.  Change in Registrant's Certifying Accountants                        2

Item 7.  Financial Statements and Exhibits                                    2

Signature                                                                     3

Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Total Entertainment Restaurant Corp. (the Company) is filing this report on Form 8-K to report a change in certifying accountants with the firm of KPMG LLP being hired effective December 18, 2000.

The following sets forth the information required by Item 304 (a) (2) of Regulation S-K:

      The Company has retained KPMG LLP as its principal accountants effective December 18, 2000.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOTAL ENTERTAINMENT RESTAURANT CORP.
                                                (Registrant)


                                        By:   /s/ James K. Zielke
                                            ------------------------------------
                                            James K. Zielke
                                            Chief Financial Officer

                                        Date:   December 19, 2000
                                             -----------------------------------